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                                                                    EXHIBIT 99.3

                                EXECUTION COPY
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                         SECOND AMENDMENT dated as of October 21, 1997
                    (this "Second Amendment"), to the Credit Agreement
                           ----------------
                    dated as of December 13, 1995 (as amended to the date hereof, the "Credit Agreement"), among Star
                                      ----------------
                    Gas Propane, L.P., a Delaware limited partnership (the "Borrower"), the lenders party thereto, The
                          --------
                    First National Bank of Boston (now known as
                    BankBoston, N.A.), as Administrative Agent (the "Administrative Agent"), and NationsBank, N.A., as
                     ---------------------
                    Documentation Agent (the "Documentation Agent",
                                              -------------------
                    and together with the Administrative Agent, the
                    "Agents").
                     ------

     The Borrower has requested the Agents and the Lenders to amend the Credit Agreement to, among other things, permit the Borrower to use the proceeds of a Tranche B Revolving Loan to effect an Eligible Propane Acquisition by the Borrower by means of satisfying certain acquisition indebtedness incurred by the General Partner (in its individual capacity and not in its capacity as a general partner of the Borrower). The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Second Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").
 -----------------

     Accordingly, the parties hereto hereby agree as follows:

     SECTION 1.01.  Amendments to Section 1.01.  (a) The following definitions
                    --------------------------
are hereby added to Section 1.01 of the Amended Agreement in alphabetical order:

          ""Assumption Agreement" shall mean the Assignment and
            --------------------
     Assumption Agreement dated October 21, 1997, executed by the Borrower and pursuant to which the Borrower assumes the obligations of the General Partner under the Pearl Gas Acquisition Loan.

          "Escrow Agreement" shall mean that certain Escrow Agreement
           ----------------
     dated October 21, 1997 by and among the Sellers (as defined in the GP Credit Documents), the General Partner and BankBoston, N.A., as escrow agent.

          "GP Credit Documents" shall mean, collectively, (i) that
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     certain Credit Agreement dated as of October 21, 1997 between the General Partner (in its individual capacity and not in its capacity as a general partner of the Borrower), as borrower thereunder, and BankBoston, N.A. and NationsBank, N.A., as lenders thereunder and (ii) all documents and instruments executed in connection therewith or pursuant thereto."

          "Pearl Gas Acquisition Loan" shall mean certain loans made
           --------------------------
     to the General Partner (in its individual capacity and not in its capacity as a general partner of the Borrower) pursuant to the terms and conditions of the GP Credit Documents in an aggregate principal amount of $23,000,000 for the purpose of acquiring 100% of the issued and outstanding Capital Stock of Pearl Gas Co., an Ohio corporation, and the fees and expenses associated therewith."

     (b) The definition of "Tranche A Maturity Date" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          ""Tranche A Maturity Date" shall mean December 31, 1999."
            -----------------------

     SECTION 1.02.  Amendment to Section 3.13.  Section 3.13(b) of the Credit
                    -------------------------
Agreement is hereby amended by deleting the word "and" immediately preceding the "(ii)" and substituting in lieu thereof a comma and adding the following to the end of such section, immediately preceding the period:

          ", and (iii) as long as all conditions precedent to the release of the proceeds of the Pearl Gas Acquisition Loan from escrow, as set forth in Section 3 of the Escrow Agreement, have been satisfied in full and as long as the Borrower has executed and delivered the Assumption Agreement to the Agents, to repay all principal and interest then due and owing on the Pearl Gas Acquisition Loan."

     SECTION 1.03.  Amendment to Section 4.03.  Section 4.03(a) of the Credit
                    -------------------------
Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "(a) At the time of and immediately after any Tranche B Revolving Credit Borrowing made or any Tranche B Letter of Credit issued after December 31, 1996, the Leverage Ratio as of the date of such Borrowing or issuance (after giving affect to the acquisition or Growth-Related Capital Expenditure for which such Borrowing or Letter of Credit is being used) shall be no greater than 4.50:1.0; provided that at the time of and
                                  --------
     immediately after the Borrowing made for the purpose set forth in Section 3.13(b)(iii), the Leverage Ratio as of

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     the date of such Borrowing (after giving affect thereto) shall be no greater than 4.75:1.00; and, in the case of each such Borrowing or issuance of each such Letter of Credit, the Borrower shall have prepared and furnished to the Agents prior to such Borrowing or issuance pro forma financial statements demonstrating the fulfillment of such condition to the satisfaction of the Agents."

     SECTION 1.04.  Amendment to Section 6.31.  Section 6.31(a) of the Credit
                    -------------------------
Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

          "(a) The Borrower will not permit the ratio on any day (the "date of determination") of (i) Total Funded Debt as of the last day of the Reference Period with respect to such date of determination to (ii) Consolidated Cash Flow for such Reference Period to be greater than the ratio set forth below opposite the calendar period during which such date of determination occurs:

          Calendar Period                         Ratio
          ---------------                         -----
          January 1, 1996 through                 5.00 : 1.00
          June 30, 1997

          July 1, 1997 through                    4.75 : 1.00
          September 30, 1997

          October 1, 1997 through                 4.95 to 1.00
          December 31, 1997

          After December 31, 1997                 4.50 to 1.00"

     SECTION 1.05.  Addition of Section 6.33.  A new Section 6.33 is hereby
                    -------------------------
added to the Credit Agreement as follows:

          "SECTION 6.33.  Covenants regarding Pearl Gas Acquisition.
                          -----------------------------------------
     The Borrower agrees that it will not execute and deliver the Assumption Agreement unless and until all conditions precedent to the advance of a Tranche B Revolving Loan hereunder in a principal amount of at least $21,000,000 have been satisfied in full. In the event the Borrower elects to execute and deliver the Assumption Agreement, then the Borrower shall repay the Pearl Gas Acquisition Loan, in part, with proceeds of a Tranche B Revolving Loan in a principal amount of at least $21,000,000 hereunder prior to the maturity thereof. Additionally, the Borrower agrees to take such actions as are necessary to accomplish the following: (a) all UCC-1 financing statements required to be filed in appropriate jurisdictions in order to perfect the liens and security interests of the Trustee (on behalf of the holders of the Mortgage Notes and the Lenders

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     hereunder) in and to all personal property of Pearl Gas that is of the type in which a security interest can be perfected under Article 8 or Article 9 of the UCC, shall be filed in the appropriate jurisdictions on or before October 29, 1997; (b) Lockbox Accounts in favor of the Trustee covering all Deposit Accounts of Pearl Gas shall be executed and delivered to the Trustee, and the liens and security interests of the Trustee perfected in such Deposit Accounts, on or before November 21, 1997; (c) Mortgages covering all real property of Pearl Gas shall be recorded in the appropriate jurisdiction, the liens and security interests created pursuant thereto shall be perfected pursuant to the terms of Section 6.22, and the terms of Section 6.22 shall be, in all respects, satisfied with respect to such real properties, on or before December 19, 1997; (d) landlord's lien waivers, bailee agreements and similar instruments covering Equipment or Inventory of Pearl Gas shall be obtained, in form and substance acceptable to the Agent and the Required Lenders, with respect to Equipment or Inventory of Pearl Gas that is located on properties that are not owned by Pearl Gas, or that is in the possession of third parties, on or before December 19, 1997; provided, that,
                                              --------  ----
     nothing in this clause (e) shall require the Borrower to perfect security interests in propane tanks that are commonly referred to as "customer tanks," and (f) Motor Vehicle titles covering all Motor Vehicles owned by Pearl Gas, and issued to indicate the existence of liens and security interests in favor of the Trustee in accordance with applicable law, shall be delivered to the Trustee on or before March 22, 1998."

     SECTION 1.06.  Representations and Warranties.  The Borrower hereby
                    ------------------------------
represents and warrants to each of the Agents and the Lenders, as follows:

          (a) The representations and warranties set forth in Article III of the Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the Second Amendment Effective Date with the same effect as if made on and as of the date hereof or the Second Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

          (b) Each of the Borrower and the Subsidiaries is in compliance with all the terms and conditions of the Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing.

          (c) The execution, delivery and performance by the Borrower of this Second Amendment, the Assumption

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     Agreement and the transactions contemplated thereby have been duly authorized by the Borrower.

          (d) This Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

          (e) The execution, delivery and performance by the Borrower of this Second Amendment (i) will not violate (A) any provision of law, statute, rule or regulation, or of the agreement of limited partnership of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and (ii) do not require any consents under, result in a breach of or constitute (with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any Person under any such indenture, agreement or other instrument.

          (f) The Administrative Agent shall have received duly executed counterparts of the Security Agreement for Motor Vehicles and Other Rolling Stock dated as of October 22, 1997 between the Borrower and the Trustee.

     SECTION 1.07.  Effectiveness.  This Second Amendment shall become effective
                    -------------
only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Second Amendment Effective Date"):
 -------------------------------

          (a) the Administrative Agent shall have received duly executed counterparts of this Second Amendment which, when taken together, bear the authorized signatures of the Borrower and the Lenders.

          (b) The Agents shall be satisfied that the representations and warranties set forth in Section 1.06 are true and correct on and as of the Second Amendment Effective Date.

          (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Agents or the Lenders, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower of its obligations under the Amended Agreement.

          (d) The Agents shall have received such other documents, legal opinions, instruments and certificates relating to this Second Amendment as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Agents and the

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     Lenders.  All corporate and other proceedings taken or to be taken in connection with this Second Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Administrative Agent and the Lenders.

          (e) The Agents shall have received such financial information and financial projections, prepared on a pro forma basis after giving effect to the assumption of the Pearl Gas Acquisition Loan by the Borrower and transactions contemplated by the Contribution Agreement as it reasonably requires and the Agents and the Lenders shall be reasonably satisfied with the same.

          (f) The Borrower shall have (i) deposited in escrow with BankBoston, N.A. an amount (the "Escrowed Sum") equal to the
                                      ------------
     difference between (x) the Purchase Price to be paid by the General Partner (in its individual capacity and not as the general partner of the Borrower) to the Sellers pursuant to the Acquisition Agreement and (y) $21,000,000, and (b) delivered irrevocable written instructions to BankBoston, N.A., to apply the Escrowed Sums to satisfy, to the extent of such funds, the Pearl Gas Acquisition Loan, upon the satisfaction of all conditions set forth in Section 3 of the Escrow Agreement.

     SECTION 1.08.  APPLICABLE LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY,
                    --------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

     SECTION 1.09.  Expenses.  The Borrower shall pay all reasonable out-of-
                    --------
pocket expenses incurred by the Agents and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Second Amendment, including, but not limited to, the reasonable fees and disbursements of counsel.

     SECTION 1.10.  Counterparts.  This Second Amendment may be executed in any
                    ------------
number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

     SECTION 1.11.  Loan Documents.  Except as expressly set forth herein, the
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amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Trustee or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended

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Agreement specifically referred to by such amendments.  Except as expressly amended herein, the Amended Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                         STAR GAS PROPANE, L.P., as Borrower

                              By:  Star Gas Corporation, its General Partner

                                   by _______________________________________
                                   Name:
                                   Title:


                         BANKBOSTON, N.A.,
                         as Administrative Agent and as a Lender

                         by _________________________________________________
                         Name:
                         Title:


                         NATIONSBANK, N.A., as Documentation Agent and as a Lender

                         by _________________________________________________
                         Name:
                         Title:

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